UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         January 7, 2000
                                                 ------------------------------

                           BAY BANKS OF VIRGINIA, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

           Virginia                       0-22955                54-1838100
           --------                       -------                ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                 100 S. Main Street, Kilmarnock, Virginia    22482
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               (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:       (804) 435-1171
                                                   ----------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Bay Banks of Virginia in Kilmarnock, Virginia has created a subsidiary, Bay Trust Company. The new subsidiary acquired the assets of the Trust Department of the Bank of Lancaster in Kilmarnock, Virginia, also a subsidiary of Bay Banks of Virginia.

         A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1    Press Release, dated January 5, 2000.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BAY BANKS OF VIRGINIA, INC.



                                    By: /s/ Austin L. Roberts, III
                                       ------------------------------
                                        Austin L. Roberts, III
                                        President and CEO






August 24, 1999


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
                                  EXHIBIT INDEX


Number            Description of Exhibit
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99.1              Press Release, dated January 5, 2000.